FIFTH AMENDMENT TO AGREEMENT OF SALE

     THIS FIFTH AMENDMENT TO AGREEMENT OF SALE (this "Amendment") is made as of the 21st day of October, 1998 by and between JOSEPH FREED HOLDINGS, L.L.C., an Illinois limited liability company ("Purchaser"), AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO, not personally but as Trustee under Trust Agreement dated April 24, 1987 and known as Trust Number 102332-03 ("Trustee") and EVANSTON PLAZA INVESTORS A REAL ESTATE LIMITED PARTNERSHIP, an Illinois limited partnership ("Beneficiary") (Trustee and Beneficiary are hereinafter together referred to as "Seller").

     WHEREAS, Seller and Purchaser entered into that certain Agreement of Sale made as of December 8, 1997 ("Original Agreement"), as amended by the First Amendment to Agreement of Sale ("First Amendment"), the Second Amendment to Agreement of Sale dated July 24, 1998 ("Second Amendment"), the Third Amendment to Agreement of Sale dated August 27, 1998 ("Third Amendment"), and the Fourth Amendment to Agreement of Sale dated September 10, 1998 ("Fourth Amendment" together with the Original Agreement, the First Amendment, the Second Amendment and the Third Amendment, the "Agreement") pursuant to which Purchaser agreed to purchase and Seller agreed to sell that certain property commonly known as Evanston Plaza, Evanston, Illinois, legally described on Exhibit A of the Agreement;

     WHEREAS, Seller and Purchaser desire to amend the Agreement to acknowledge the satisfaction of certain conditions precedent to Closing;

     WHEREAS, Seller and Purchaser desire to amend the Agreement to extend the date for the satisfaction of the conditions precedent as set forth in Paragraph 14 of the Fourth Amendment;

     WHEREAS, Seller and Purchaser desire to amend the Agreement to further specify Seller's remedies under the Environmental Remediation Agreement attached as Exhibit A to the Forth Amendment;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

     1. Defined Terms. All capitalized terms used herein and not otherwise defined shall have the meaning ascribed to them in the Agreement.

     2. Acknowledgement of Satisfaction of Certain Conditions Precedent. Paragraph 14(a) of the Fourth Amendment is hereby amended by deleting the second, third and fourth grammatical sentences and inserting the following language in lieu thereof:

          "Purchaser acknowledges that it has approved the Revised RAP dated October 20. 1998. Seller states that the Revised Rap dated October 20, 1998 has been submitted to the IEPA on October 21, 1998."

     3.   Extension of the Date for Satisfaction of the Conditions Precedent.
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Seller and Purchaser agree that the date for satisfaction of the conditions precedent contained in Paragraph 14 of the Fourth Amendment (as modified by the Fifth Amendment) shall be November 30, 1998. Additionally, Seller and Purchaser agree that if any of the Conditions Precedent set forth in Paragraph 14 of the Fourth Amendment (as modified by the Fifth Amendment) are not fulfilled as of November 30, 1998, Purchaser or Seller may terminate this Agreement by giving written notice of such termination to the other party by December 4, 1998; provided however, that Purchaser shall have the right to waive the satisfaction of the Conditions Precedent by written notice to Seller on or before November 30 1998.

     4. Specification of Remedies under the Environmental Remediation Agreement. Paragraph 8 of Exhibit A, "Environmental Remediation Agreement," attached to the Fourth Amendment is hereby amended by adding the following language to the end of the first grammatical sentence thereof:

          "provided, however, Indemnitees agree not to seek damages in an action against Freed under CERCLA for violation of, or inconsistency with, the National Contingency Plan, 49 C.F.R. Part 300."

     5. Full Force and Effect and Counterparts. Except as amended hereby, the Agreement shall be and remain unchanged and in full force and effect in accordance with its terms. This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which, when taken together shall constitute one and the same instrument. To facilitate the execution of this Amendment, Seller and Purchaser may execute and exchange by telephone facsimile counterparts of the signature pages, with each facsimile being deemed an "original" for all purposes.


                    [EXECUTION PAGE FOLLOWS]
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IN WITNESS WHEREOF, the parties hereto have put their hand and seal as of the date first set forth above.

                              PURCHASER:

                              JOSEPH FREED HOLDINGS, L.L.C., an Illinois limited liability company


                              By:
                                 -------------------------------
                              Name:
                                   -----------------------------
                              Its:
                                  ------------------------------
                              SELLER:

                              TRUSTEE:

                              AMERICAN NATIONAL BANK AND TRUST COMPANY OF
                              CHICAGO, not personally, but as Trustee under Trust Agreement dated April 24, 1987 and known as Trust No. 102332-03


                              By:
                                 -------------------------------
                              Name:
                                   -----------------------------
                              Its:
                                  ------------------------------

                              BENEFICIARY:

                              EVANSTON PLAZA INVESTORS A REAL ESTATE LIMITED PARTNERSHIP, an Illinois limited partnership

                              By:  Balcor Equity Partners-IV, an Illinois
                                   general partnership, its general partner

                                   By:  The Balcor Company, a Delaware
                                        corporation, its general partner


                                        By:
                                           ------------------------------
                                        Name:
                                             ----------------------------
                                        Its:
                                            -----------------------------
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